Exhibit 99.2

 CLEARWATER PAPER CORPORATIONSECOND QUARTER 2019SUPPLEMENTAL INFORMATION  07/31/19 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORROBERT HRIVNAKSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

   FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the cost, production capacity and start-up and benefits of the Shelby, NC expansion and Lewiston, ID continuous digester; capital allocations; estimated Q3 2019 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; Q3 2019 product pricing and sales mix, product volumes shipped, maintenance and repairs, costs and SG&A; major maintenance schedule; and input costs. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regard to, or reduction in, orders from a significant customer;changes in customer product preferences and competitors' product offerings;our ability to achieve full production at our new tissue manufacturing operations in Shelby, North Carolina on time and within current cost expectations;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue manufactured at our expanded Shelby, North Carolina operations upon full production;consolidation and vertical integration of converting operations in the paperboard industry;our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous pulp digester at our Lewiston, Idaho facility;changes in the cost and availability of wood fiber and wood pulp;changes in transportation costs and disruptions in transportation services;labor disruptions;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;larger competitors having operational and other advantages;cyclical industry conditions;changes in expenses, required contributions and potential withdrawal costs associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our ability to attract, motivate, train and retain qualified and key personnel;material weaknesses in our internal control over financial reporting;our substantial indebtedness and ability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation.   2

   SECOND QUARTER 2019BUSINESS HIGHLIGHTS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3  FINANCIAL PERFORMANCE    $429 Million net sales, flat vs. Q4'18 $14 Million GAAP operating income and 3.3% marginDiluted GAAP EPS of $0.23Solid operating results; $40 Million adjusted EBITDA,1,2 within our outlook range of $37 to $43 Million    MARKETS & OPERATIONS        CAPITAL ALLOCATION        $452 million net sales, up 5% vs. Q1'19 $15 million GAAP operating income and 3.4% marginDiluted GAAP EPS of ($0.03) Solid operating results; $43.9 million adjusted EBITDA,1 at high end of our outlook range of $36 to $44 million  Record paperboard shipments and sales New paper machine in Shelby, North Carolina ramping as planned and expected to reach its full production run rate in late 2020  $37 million of capital invested in Q2'19 and $108 million total year to datePost Quarter End:  Refinanced existing revolving lines of credit ($400 million total commitments) with new $300 million term loan credit agreement (fully funded) and $250 million asset-based revolving credit agreement ($58 million drawn at closing under new revolver). This will provide us additional operational flexibility and liquidity as we focus on generating free cash flow to de-lever our balance sheet.

CLEARWATER PAPER SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

	Net Sales	Operating Income	Net Earnings
Q2'19	$452.0	$15.3	$(0.4)
Q1'19	$428.8	$14.4	$3.8

Q2'19 vs. Q1'19 Adjusted EBITDA Bridge

PRICE/MIX	Relatively stable
VOLUME	Strong demand drove record paperboard shipments
SHELBY START-UP	Expected start-up costs associated with new paper machine and converting lines at our Shelby mill
ENERGY	Lower natural gas prices primarily due to absence of pipeline supply disruption that impacted the Idaho mill in first quarter
MAINTENANCE	Maintenance at Arkansas, North Carolina and Idaho mills
SG&A	First quarter included professional fees and other costs related to material weakness and goodwill impairment



ADJ. EBITDA[1] (MILLIONS)
$47
$44
$41
$38
$35
$39.8
-$0.4
$5.9
-$3.6
$3.0
-$4.6
$3.4
$0.4
$43.9
Q1'19 Adj. EBITDA [1]
Price/Mix
Volume
Shelby Start-up
Energy
Maintenance
SG&A
Other
Q2'19 Adj EBITDA [1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

4

CLEARWATER PAPER YEAR OVER YEAR SAME QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

	Net Sales		Operating Income		Net Earnings	
Q2'19		$452.0		$15.3		$(0.4)
Q2'18		$432.1		$18.4		$7.0

Q2'19 vs. Q2'18 Adjusted EBITDA Bridge

PRICE/MIX	Higher paperboard and tissue pricing from previously announced price increases
VOLUME /DIVESTITURE	Higher retail tissue and paperboard shipments partially offset by lower tissue shipments due to divestiture of Ladysmith, Wisconsin mill in August 2018
SHELBY START-UP	Expected start-up costs associated with new paper machine and converting lines at our Shelby mill
MAINTENANCE	Maintenance at our Arkansas, North Carolina and Idaho mills



ADJ. EBITDA[1] (MILLIONS)
$55
$50
$45
$40
$35
$43.8
$8.4
$1.4
-$3.6
-$7.2
$1.1
$43.9
Q2'18 Adj. EBITDA[1,2]
Price/Mix
Volume/Divestiture
Shelby Start-up
Maintenance
Other
Q2'19 Adj EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

5

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

	Segment Net Sales		Segment Operating Income		Segment Operating Income Percentage	
Q2'19		$224.3		$(5.1)		(2.3)%
Q1'19		$223.3		$1.3		0.6%

Q2'19 vs. Q1'19 Segment Adjusted EBITDA Bridge

PRICE/MIX	Less favorable retail product mix
VOLUME	Higher retail tissue shipments
SHELBY START-UP	Expected start-up costs associated with new paper machine and converting lines at our Shelby mill
MAINTENANCE	Maintenance at our North Carolina mill



SEGMENT ADJ. EBITDA[1]
(MILLIONS)
$18
$16
$14
$12
$10
$16.0
-$0.6
$0.5
-$3.6
-$0.6
$0.6
$12.3
Q1'19 Segment Adj. EBITDA[1]
Price/Mix
Volume
Shelby Start-up
Maintenance
Other
Q2'19 Segment Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

6

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS

CLEARWATER PAPER

GAAP Measures (dollars in millions)

Q2'19	Segment Net Sales	$227.7	Segment Operating Income	$33.6	Segment Operating Income Percentage	14.8%
Q1'19		$205.4		$29.4		14.3%

Q2'19 vs. Q1'19 Segment Adjusted EBITDA Bridge

PRICE/MIX	Favorable mix
VOLUME	Strong demand drove record paperboard shipments
ENERGY	Lower natural gas prices primarily due to absence of pipeline supply disruption that impacted the Idaho mill in first quarter
MAINTENANCE	Maintenance at our Arkansas and Idaho mills


SEGMENT ADJ. EBITDA[1] (MILLIONS)
$48
$45
$42
$39
$36
$38.9
$0.2
$5.4
$3.0
-$4.0
-$0.4
$43.1
Q1'19 Segment Adj. EBITDA[1]
Price/Mix
Volume
Energy
Maintenance
Other
Q2'19 Segment Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

7

 STRATEGIC CAPITAL INVESTMENTS    SCOPE    Installed NTT tissue machine, converting equipment and warehousing  LOCATION    Shelby, NC  CAPACITY    70 - 75,000 tons per year  COST    $420 million  PRODUCTION    Start-up: April 2019 Full run-rate: 2020  FULL SHIPMENT RUN-RATE    Expected 2021  EXPECTED BENEFIT    $55 - $65 million EBITDA1 by end of 2021  8  SCOPE    Replaced a batch digester system with a continuous digester  LOCATION    Lewiston, ID  CAPACITY    Increase pulp productivity by 45 - 55,000 tons/year and improve yields  COST    $155 million  PRODUCTION    Digester: October 2017 Polysulfide: Expected January 2020  EXPECTED BENEFIT    $25 - $35 million EBITDA1 per year in 2020  Shelby Expansion  Lewiston Pulp Optimization  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

 9  BALANCED CAPITAL ALLOCATION   Expected Future Capital Allocation Capex approximately $60 million per yearPay down debt with cash flow from operations  (Dollars in millions and shares in thousands)  1 As of year-end.  1  1

 DEBT, INTEREST AND CASH FLOW  Long term debt includes: $300 million 2025 Senior Bond Note, $275 million 2023 Senior Bond Note, long term portion of line of credit and long term leases. Short term debt includes: short term portion of line of credit less cash1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.   2  10  (Dollars in millions)  1 Long-term debt includes: long-term Senior Bond Notes, long-term portion of line-of-credit and long-term financing leases. Short-term debt includes: short-term portion of line of credit less cash and cash equivalents. 2 This is not a covenant. Total leverage ratio is calculated as the total net debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reoccurring non-cash items.  $24  $78  Lower due to Shelby, NC expansion and working capital needs  1

Q3'19 ADJUSTED EBITDA OUTLOOK[1], ADJUSTED EARNINGS OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

Adjusted EBITDA Outlook

(Dollars in thousands)	THREE MONTHS ENDING SEPTEMBER 30, 2019 RANGE OF ESTIMATE FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net (loss) earnings	($8,000)	($5,500)
Interest expense, net	11,500	12,000
Income tax (benefit) provision	(11,400)	(8,000)
Depreciation and amortization expense	28,000	29,600
EBITDA[2]	$20,100	$28,100
Directors' equity-based compensation expense	300	300
Non-operating pension and OPEB costs	1,400	1,400
Other reorganization related expenses	200	200
Debt refinance costs	2,000	2,000
Adjusted EBITDA[3]	$24,000	$32,000

Adjusted Net Loss Outlook

(Dollars in thousands)	THREE MONTHS ENDING SEPTEMBER 30, 2019 RANGE OF ESTIMATE FROM	TO
GAAP Operating (Loss) Income	($5,500)	$2,500
Directors' equity-based compensation expense	300	300
Non-operating pension and OPEB costs	1,400	1,400
Other reorganization related expenses	200	200
Debt refinance costs	2,000	2,000
Adjusted operating (loss) income[4]	($1,600)	$6,400

(Dollars in thousands)	FROM	TO
GAAP net loss	($8,000)	($5,500)
Adjustments, after tax[5]:		
Directors' equity-based compensation expense	125	125
Non-operating pension and OPEB costs	575	575
Other reorganization related expenses	80	80
Debt refinance costs	820	820
Adjusted net loss[4]	($6,400)	($3,900)

	FROM	TO
GAAP net loss per diluted common share[6]	($0.48)	($0.33)
Adjusted net loss per diluted common share[4,6]	($0.39)	($0.24)

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[4] Adjusted operating income, Adjusted net earnings (loss) and Adjusted net earnings (loss) per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[5] All non-tax items are tax effected at a 59% annual rate.
[6] GAAP net earnings (loss) per diluted common share and Adjusted net earnings (loss) per diluted common share are calculated utilizing second quarter 2019 diluted average common shares outstanding of 16,539 (in thousands).

11

   Q3'19 OUTLOOK1    0% - 1% Lower    (0.5%) - 1.5%    $24M - $32M    ($0.39) - ($0.24)  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET LOSS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings (loss) per diluted common share is calculated utilizing second quarter 2018 diluted average common shares outstanding of 16,539 (in thousands).  12

 FIVE QUARTER TRENDS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income divided by Net sales. 4 Includes $12.7 million for the gain on divested asset from the sale of the Ladysmith Mill which had a total gain of $22.9 million.  (Dollars in millions)  1  1,2  1  1,3  13  4  $452.0    ($0.4)

 FIVE QUARTER SEGMENT TRENDS  1 Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure - Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.   Consumer Products  Pulp & Paperboard  Total Net Sales  Adj. EBITDA & Margin  14  (Dollars in millions)  1,2

 Major Maintenance Schedule  15  None  Arkansas  Idaho  $23 - $27  $22  $18  $30  (Dollars in millions)  1 This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.  2019: Idaho mill in Q3 and Arkansas mill in Q4  Idaho  Idaho  $7 - $8  $16 - $19  1  1  1  1  $15 - $20  $23 - $27  $15 - $20

             COGS Input  Unit of Measure  Approximated Annual Volume1 (in Millions)  $ Change Per Unit1 +/-  Approximated Annual expected EBITDA2 Impact +/- (in Millions)                Purchased Pulp  Ton  0.27  $20.00  $5.4    Fiber  Bone Dry Ton  1.5  $4.00  $6.0    Diesel  Gallon  10.0  $0.50  $5.0    Electric  MWh  1.0  $5.00  $5.0    Natural Gas  MMBTU  10.25  $0.50  $5.1    Polyethylene  Pound  30.0  $0.20  $6.0    Caustic  Pound  90.0  $0.06  $5.4    Chlorate  Pound  30.0  $0.20  $6.0    KEY COMMODITY CONSUMPTION VOLUMES  16  1 Approximated annual volume and expense amounts are based on historical average consumption and management's current expectations and estimates with respect to future volumes and expense, and these amounts may be significantly influenced by general market conditions and other factors outside of our control. Actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2. 2 Non-GAAP measure.

 APPENDIX &RECONCILIATIONS    17

 FINANCIAL SUMMARY (GAAP BASIS)(UNAUDITED)                        (Dollars in thousands - except per-share amounts)  Q2'18    Q3'18    Q4'18    Q1'19    Q2'19                          Net sales  $432,099    $426,460    $428,707    $428,779    $451,993    Gross Profit  $44,945    $50,239    $46,503    $44,533    $42,168    Selling, general and administrative expenses  ($26,564  )  ($26,283  )  ($27,161  )  ($30,171  )  ($26,827  )  Operating income (loss)  $18,381    $46,900    ($174,729  )  $14,362    $15,341    Consumer Products  ($3,604  )  ($1,269  )  $513    $1,271    ($5,133  )  Gain on divested assets  $—    $22,944    $1,008    $—    $—    Goodwill impairment  $—    $—    ($195,079  )  $—    $—    Pulp and Paperboard  $34,192    $38,280    $31,800    $29,388    $33,587    Corporate  ($12,207  )  ($13,055  )  ($12,971  )  ($16,297  )  ($13,113  )  Operating margin  4.3%  11.0%  (40.8)%  3.3%  3.4  %  Interest expense, net  ($7,723  )  ($7,547  )  ($7,330  )  ($8,486  )  ($10,914  )  Non-operating pension and other postretirement benefit costs  ($1,187  )  ($1,234  )  ($1,233  )  ($1,314  )  ($1,531  )  Income tax provision  ($2,510  )  ($3,675  )  ($4,480  )  ($725  )  ($3,320  )  Net earnings (loss)  $6,961    $34,444    ($187,772  )  $3,837    ($424  )  Net earnings (loss) per diluted common share  $0.42    $2.08    ($11.39  )  $0.23    ($0.03  )  Cash flow from operations  $80,028    $10,211    $47,800    ($29,399  )  $44,121    Cash capital expenditures  $30,170    $95,434    $121,674    $71,588    $36,831    18  1 In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

FINANCIAL SUMMARY (ADJUSTED BASIS)
(UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands - except per-share amounts)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19 Outlook[8]
Net sales	$432,099	$426,460	$428,707	$428,779	$451,993	0% - 1% Lower
Adjusted gross profit[1]	$45,768	$50,399	$46,601	$44,533	$42,168	
Adjusted gross profit margin[1,2]	10.6%	11.8%	10.9%	10.4%	9.3%	
Adjusted selling, general and administrative expenses[1]	($27,171)	($25,644)	($26,182)	($30,521)	($26,744)	
Adjusted operating income (loss)[1]	$18,597	$24,755	$20,419	$14,012	$15,424	
Consumer Products	($2,596)	($1,024)	$852	$1,271	($5,133)	
Pulp and Paperboard	$34,284	$38,351	$31,806	$29,388	$33,587	
Corporate	($13,091)	($12,572)	($12,239)	($16,647)	($13,030)	
Adjusted operating margin[1,3]	4.3%	5.8%	4.8%	3.3%	3.4%	(0.5%) - 1.5%
Interest expense, net	($7,723)	($7,547)	($7,330)	($8,486)	($10,914)	
Non-operating pension and other postretirement benefit costs[4]	($1,187)	($1,234)	($1,233)	($1,314)	($1,531)	
Adjusted net earnings (loss)[1]	$7,121	$22,289	$7,362	$3,508	($390)	
Depreciation and amortization expense	$25,177	$25,342	$26,267	$25,836	$28,517	
Adjusted EBITDA[1,4]	$43,774	$50,097	$46,686	$39,848	$43,941	$24,000 - $32,000
Consumer Products	$11,624	$13,423	$15,672	$16,042	$12,298	
Pulp and Paperboard	$43,645	$47,667	$41,498	$38,873	$43,078	
Corporate[4]	($11,495)	($10,993)	($10,484)	($15,067)	($11,435)	
Adjusted EBITDA margin[1,4,5]	10.1%	11.7%	10.9%	9.3%	9.7%	
Adjusted net earnings (loss) per diluted common share[1]	$0.43	$1.35	$0.45	$0.21	($0.02)	
Total Leverage Ratio[6]	3.79	3.75	4.29	4.97	4.99	
Net Debt[7]	$702,456	$719,364	$772,818	$886,532	$889,576	

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[5] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[6] Total leverage ratio is calculated as the total net debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reoccurring non-cash items.
[7] Net Debt includes long-term Senior Bond Notes, long-term financing leases, line of credit, less cash and cash equivalents.
[8] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.

19

KEY SEGMENT RESULTS
(UNAUDITED)

CLEARWATER PAPER

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Consumer Products					
Shipments					
Retail (short tons)	73,070	70,335	69,480	73,356	76,175
Non-Retail (short tons)[1]	17,316	18,525	11,500	10,266	6,623
Total Tissue Tons	90,386	88,860	80,980	83,622	82,798
Converted Products (cases in thousands)[2]	12,027	11,789	11,621	12,320	12,488
Sales Price					
Retail ($/short ton)[1]	$2,707	$2,615	$2,776	$2,789	$2,764
Non-Retail ($/short ton)[1]	$1,372	$1,491	$1,727	$1,799	$1,851
Total Tissue ($/short ton)	$2,451	$2,381	$2,627	$2,667	$2,691
Segment net sales ($ in thousands)	$221,585	$211,642	$212,743	$223,336	$224,340
Pulp and Paperboard					
Shipments					
Paperboard (short tons)[3]	216,582	218,135	218,322	202,834	225,188
Sales Price					
Paperboard ($/short ton)[3]	$972	$985	$982	$1,001	$1,004
Segment net sales ($ in thousands)	$210,514	$214,818	$215,964	$205,443	$227,653

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] Shipments and Sales Price exclude Scrap Sales beginning in the fourth quarter of 2018.

20

 CLEARWATER PAPER SEGMENT SHIPMENTS AND U.S. MARKET  U.S. Retail Tissue Market Q2'19 ($)                  (Total U.S, - All Outlets)1                  CATEGORY  PRIVATELABEL      BRANDS      TOTAL                      Total Retail Tissue Share ($)  31%    69%    100%  % Change Q2'19 vs. Q2’18  0.7%    (0.7)%    —  %   1 Data Source: IRI Worldwide Consumer Panel data through June 16, 2019.  CLW Q2'19 by Retail Tissue Market Segment (% of Tons)  21  Other  1%   Folding  Liquid Pkg  Food Service  CLW Q2'19 by U.S. Paperboard Market Segment (% of Tons)  U.S. Paperboard Production Q2'193                             CATEGORY  CLEARWATER PAPER      OTHER                    Total Domestic SBS1 Market Share  14%    86  %    Folding  19%    81  %    Food Service2  14%    86  %    Liquid Packaging  4%    96%    1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – June 30, 2019.  Retail  AFH  Parent Rolls

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Gross profit[1]	$44,945	$50,239	$46,503	$44,533	$42,168
Reorganization expenses associated with SG&A cost control measures	31	2	—	—	—
Other reorganization related expenses	792	158	98	—	—
Adjusted gross profit[2]	$45,768	$50,399	$46,601	$44,533	$42,168
Selling, general and administrative expenses (SG&A)	($26,564)	($26,283)	($27,161)	($30,171)	($26,827)
Directors' equity-based compensation (benefit) expense	(1,990)	769	(410)	(350)	31
Reorganization expenses associated with SG&A cost control measures	1,045	208	545	—	—
Other	338	(338)	844	—	—
Other reorganization related expenses	—	—	—	—	52
Adjusted selling, general and administrative expenses[2]	($27,171)	($25,644)	($26,182)	($30,521)	($26,744)

[1] Gross profit is defined as net sales minus cost of sales.
[2] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

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SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Consumer Products					
Operating income (loss)[1]	($3,604)	$21,675	($193,558)	$1,271	($5,133)
Reorganization expenses associated with SG&A cost control measures	216	87	241	—	—
Other reorganization related expenses	792	158	98	—	—
Gain on divested assets, net	—	(22,944)	(1,008)	—	
Goodwill impairment	—	—	195,079	—	—
Adjusted Consumer Products operating income (loss)[2]	($2,596)	($1,024)	$852	$1,271	($5,133)
Pulp and Paperboard					
Operating Income	$34,192	$38,280	$31,800	$29,388	$33,587
Reorganization expenses associated with SG&A cost control measures	92	71	6	—	—
Adjusted Pulp and Paperboard operating income[2]	$34,284	$38,351	$31,806	$29,388	$33,587
Corporate					
Operating loss	($12,207)	($13,055)	($12,971)	($16,297)	($13,113)
Directors' equity-based compensation (benefit) expense	(1,990)	769	(410)	(350)	31
Reorganization expenses associated with SG&A cost control measures	768	52	298	—	—
Other	338	(338)	844	—	—
Other reorganization related expenses	—	—	—	—	52
Adjusted Corporate operating loss[2]	($13,091)	($12,572)	($12,239)	($16,647)	($13,030)

[1] Operating income (loss) for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

23

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GAAP net earnings (loss)	$6,961	$34,444	($187,772)	$3,837	($424)
Adjustments, after tax[1]:					
Directors' equity-based compensation (benefit) expense	(1,472)	524	(337)	(329)	13
Reorganization expenses associated with SG&A cost control measures	796	143	447	—	—
Other reorganization related expenses	586	108	80	—	21
Other	250	(250)	693	—	—
Gain on divested assets, net	—	(12,680)	(828)	—	—
Goodwill impairment	—	—	195,079	—	—
Adjusted net earnings (loss)[2]	$7,121	$22,289	$7,362	$3,508	($390)
Net earnings (loss) per diluted common share	$0.42	$2.08	($11.39)	$0.23	($0.03)
Adjustments, after tax[1]:					
Directors' equity-based compensation (benefit) expense	(0.09)	0.03	(0.02)	(0.02)	—
Reorganization expenses associated with SG&A cost control measures	0.04	0.01	0.03	—	—
Other reorganization related expenses	0.04	0.01	0.01	—	—
Other	0.02	(0.02)	0.04	—	—
Gain on divested assets, net	—	(0.76)	(0.05)	—	—
Goodwill impairment	—	—	11.83	—	—
Adjusted net earnings (loss) per diluted common share[2]	$0.43	$1.35	$0.45	$0.21	($0.02)

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings (loss) and Adjusted net earnings (loss) per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

24

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Earnings before interest, income taxes, depreciation & amortization (EBITDA)[1]					
GAAP net earnings (loss)	$6,961	$34,444	($187,772)	$3,837	($424)
Interest expense, net	7,723	7,547	7,330	8,486	10,914
Income tax provision	2,510	3,675	4,480	725	3,320
Depreciation and amortization expense	25,177	25,342	26,267	25,836	28,517
EBITDA[1]	$42,371	$71,008	($149,695)	$38,884	$42,327
Directors' equity-based compensation (benefit) expense	(1,990)	769	(410)	(350)	31
Reorganization expenses associated with SG&A cost control measures	1,076	210	545	—	—
Other reorganization related expenses	792	158	98	—	52
Other	338	(338)	844	—	—
Gain on divested assets, net	—	(22,944)	(1,008)	—	—
Goodwill impairment	—	—	195,079	—	—
Non-operating pension and other postretirement benefit costs[3]	1,187	1,234	1,233	1,314	1,531
Adjusted EBITDA[2,3]	$43,774	$50,097	$46,686	$39,848	$43,941

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.
[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

25

SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Consumer Products					
Consumer Products segment net sales	$221,585	$211,642	$212,743	$223,336	$224,340
Operating income (loss)[3]	($3,604)	$21,675	($193,558)	$1,271	($5,133)
Depreciation and amortization expense	14,220	14,447	14,820	14,771	17,431
Segment EBITDA[1]	$10,616	$36,122	($178,738)	$16,042	$12,298
Reorganization expenses associated with SG&A cost control measures	216	87	241	—	—
Other reorganization related expenses	792	158	98	—	—
Gain on divested assets, net	—	(22,944)	(1,008)	—	—
Goodwill impairment	—	—	195,079	—	—
Consumer Products Segment Adjusted EBITDA[2,4]	$11,624	$13,423	$15,672	$16,042	$12,298
Consumer Products Segment Adjusted EBITDA Margin[5]	5.2%	6.3%	7.4%	7.2%	5.5%
Pulp and Paperboard					
Pulp and Paperboard segment net sales	$210,514	$214,818	$215,964	$205,443	$227,653
Operating income	$34,192	$38,280	$31,800	$29,388	$33,587
Depreciation and amortization expense	9,361	9,316	9,692	9,485	9,491
Segment EBITDA[1]	$43,553	$47,596	$41,492	$38,873	$43,078
Reorganization expenses associated with SG&A cost control measures	92	71	6	—	—
Pulp and Paperboard Segment Adjusted EBITDA[2,4]	$43,645	$47,667	$41,498	$38,873	$43,078
Pulp and Paperboard Segment Adjusted EBITDA Margin[5]	20.7%	22.2%	19.2%	18.9%	18.9%
Corporate					
Operating loss	($12,207)	($13,055)	($12,971)	($16,297)	($13,113)
Depreciation and amortization expense	1,596	1,579	1,755	1,580	1,595
Non-operating pension and other postretirement benefit costs[4]	(1,187)	(1,234)	(1,233)	(1,314)	(1,531)
Corporate EBITDA[1]	($11,798)	($12,710)	($12,449)	($16,031)	($13,049)
Directors' equity-based compensation (benefit) expense	(1,990)	769	(410)	(350)	31
Reorganization expenses associated with SG&A cost control measures	768	52	298	—	—
Other	338	(338)	844	—	—
Non-operating pension and other postretirement benefit costs[4]	1,187	1,234	1,233	1,314	1,531
Other reorganization related expenses	—	—	—	—	52
Corporate Adjusted EBITDA[2,4]	($11,495)	($10,993)	($10,484)	($15,067)	($11,435)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

[3] Operating income for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.

[4] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. Beginning in the first quarter of 2019, the Company is excluding these non-operating costs from the calculation of Adjusted EBITDA. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[5] Segment Adjusted EBITDA Margin is defined as Segment EBITDA divided by Segment net sales.

26

RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC CAPITAL INVESTMENTS (UNAUDITED)  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2Non-GAAP measure – See Appendix for the definition.   FULL RUN-RATE EXPECTED ADJUSTED EBITDA2 IMPACT          (Dollars in millions)    Shelby Expansion1    Lewiston Pulp Optimization 1            Expected operating income    $38.0 - $48.0    $17.5 - $27.5  Expected depreciation    $17.0    $7.5  Expected EBITDA2    $55 - $65    $25 - $35  Expected Adjusted EBITDA2    $55 - $65    $25 - $35  27

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